UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2005

                     HUTTON INVESTORS FUTURES FUND L.P. II
                     -------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         0-16526                     13-3406160
   --------                         -------                     ----------
(State or other                (Commission File               (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                       731 Lexington Avenue - 25th Floor
                       ---------------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     The address of the Registrant and the General Partner is now 731 Lexington Avenue, 25th Floor, New York, New York 10022.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  HUTTON INVESTORS FUTURES FUND L.P. II

                                  By: Citigroup Managed Futures LLC,
                                      General Partner



                                  By /s/ David J. Vogel
                                     -------------------------------------------
                                      David J. Vogel
                                        President and Director


                                  By /s/ Daniel R. McAuliffe, Jr
                                         ---------------------------------------
                                         Daniel R. McAuliffe, Jr.
                                         Chief Financial Officer and Director


Date: September 1, 2005